Exhibit 99.1

EXECUTIVE SUMMARY

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:

▪	“Data Integrity Review”:	153 mortgage loans
▪	“Payment History Review”:	153 mortgage loans
▪	“Title Review”:	1,433 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of this Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Other: review and methodology.

Data Integrity Review: AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population ranging from 18 to 36 months.

Title Review

As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject

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mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

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Summary of findings and conclusions of review

DATA INTEGRITY REVIEW RESULTS SUMMARY (153 Mortgage Loans)

AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population.. Some mortgage loans may have multiple data discrepancies.

The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

Please note that AMC did not track the number of fields that were checked on each mortgage loan for these data integrity elements as the data review was conducted during the acquisition of such assets and varied by transaction. AMC can confirm that not all fields would have been reviewed for all mortgage loans; however, mortgage loans within a similar transaction would have included a consistent data comparison for that transaction.

AMC Diligence, LLC (153 Mortgage Loans)

In total, data variances were found on 17 (11.11%) mortgage loans across 14 unique data fields in the AMCD sample.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Amortization Term	10	151	6.62%	153
Amortization Type	0	153	0.00%	153
Appraised Value	1	153	0.65%	153
Borrower Full Name	1	153	0.65%	153
City	0	153	0.00%	153
DCR UW VCC	6	153	3.92%	153
First Interest Rate Change Date	4	127	3.15%	153
Has Modification?	0	153	0.00%	153
Index Type	0	127	0.00%	153
Interest Rate Change Frequency	2	153	1.31%	153
Interest Rate Initial Minimum	3	153	1.96%	153
Interest Rate Life Min	3	153	1.96%	153
Lien Position	0	153	0.00%	153
LTV Valuation Value	5	153	3.27%	153
Margin	0	153	0.00%	153
Maturity Date	0	153	0.00%	153
Next Interest Rate Change Date	0	127	0.00%	153
Note Date	0	153	0.00%	153
Original Interest Rate	0	153	0.00%	153
Original Loan Amount	1	153	0.65%	153
Original LTV	6	153	3.92%	153
Original P&I	4	153	2.61%	153
Original Term	0	153	0.00%	153
Prepayment Penalty Period	2	152	1.32%	153
Prepayment Terms	7	152	4.61%	153
State	0	153	0.00%	153
Street	0	153	0.00%	153
Zip	0	153	0.00%	153
Total	55	4,202	1.31%	153
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PAYMENT HISTORY REVIEW SUMMARY (153 Mortgage Loans)

A Payment History Review was completed on 153 mortgage loans. Of the 153 mortgage loans subjected to the Payment History Review, all 153 mortgage loans (100.00%) had complete pay history strings. Of the mortgage loans reviewed, 147 mortgage loans (96.08%) did not show a delinquency within the look back period and 6 mortgage loans (3.92%) showed at least one delinquency within the look back period.

Of the 153 mortgage loans reviewed, all 153 mortgage loans (100.00%) were reviewed with cut-off dates of May 31, 2026. Of the mortgage loans reviewed, all 153 mortgage loans (100.00%) were reviewed with look back period of the lessor of 60 months or life of loan.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	147	96.08%
Delinquency, No Missing Data	6	3.92%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	153	100.00%

TAX AND TITLE REVIEW SUMMARY

SitusAMC Diligence, LLC Review (1,433 mortgage loans across 1,556 Properties)

As part of the due diligence services, the Client provided SitusAMC with data on 1,433 loans across 1,556 properties. There were 1,000 properties (across 907 mortgage loans) that were determined to have critical findings based on the scope of reviews set forth herein. Of these 1,000 properties, 479 properties (across 456 mortgage loans) had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, 463 properties (across 447 mortgage loans) were determined to be mitigated after review of Schedule B of the related title policy, and 16 properties (across 10 mortgage loans) could not be mitigated as the loan file contained insufficient title evidence. 313 properties (across 281 mortgage loans) had a senior lien encumbrance recorded before the recordation of the subject mortgage and had a senior lien encumbrance recorded after the recordation of the subject mortgage which could not be mitigated by reviewing Schedule B of the related title policy. Of these 313 properties which had a senior lien encumbrance recorded before the recordation of the subject mortgage; 307 properties (across 276 mortgage loans) were determined to be mitigated after review of Schedule B of the related title policy, and 6 properties (across 5 mortgage loans) could not be mitigated as the loan file contained insufficient title evidence. The remaining 208 properties (across 170 mortgage loans) had a senior lien encumbrance recorded after the recordation of the subject mortgage which could not be mitigated by reviewing Schedule B of the related title policy. SitusAMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 556 properties (across 526 mortgage loans).

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